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                                                                   EXHIBIT 10.11
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                           Trademark License Agreement

This Trademark License Agreement (hereinafter referred to as "This Agreement") has been executed by and between the following parties on September 10, 2003 in
Shanghai:

Licensor: Ctrip Computer Technology (Shanghai) Co., Ltd.
Address: 3rd fl., Building 63, Hong Cao Road, Shanghai

Licensee: An affiliated Chinese entity of Licensor
Address: Room ___, Building ___, _______ Street, Beijing


Whereas:

(1) Party A is a wholly foreign owned enterprise established in Shanghai in accordance with laws of the People's Republic of China (hereinafter referred to as "China") and owns the registered trademark shown in Attachment 1 to this Agreement;

(2) Party B is a company with exclusively domestic capital registered in China and may engage in the air-ticketing business as approved by China Aviation Northern China Management Bureau;

(3) Licensor agrees to grant to Licensee the right to use the aforementioned registered trademark on the terms and conditions of this Agreement, and Licensee also agrees to accept the aforementioned license on the terms and conditions of this Agreement.

Wherefore, through mutual discussion, the parties have reached the following agreements:

1.       The Grant of License

1.1      Trademark license

According to the terms and conditions of this Agreement, Licensor agrees to grant Licensee the entire registered trademark shown in Attachment 1 or any portion thereof. Licensee agrees to accept the license granted by Licensor and use any of the graphics, text, symbol and visual image of the entire said registered trademark or any portion thereof (hereinafter collectively referred to as the "Trademark"). The nature of the right to use the Trademark under this Agreement shall be a non-exclusive license.

1.2      Scope

1.2.1 The right to use the Trademark granted by this Agreement shall only be used in the business operated by Licensee. Licensee agrees not to directly or indirectly use or authorize any other party to use the aforementioned Trademark in any other manner, unless there are contrary provisions in this Agreement.

1.2.2 The License granted by this Agreement to Licensee shall be valid in China only. Licensee agrees not to directly or indirectly use or authorize any other party to use the aforementioned Trademark in any other region.


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2.       Method of Payment

Licensee agrees to pay a royalty to Licensor. For the specific calculation method and method of payment of the royalty, see Attachment 2 to this Agreement. At any time, Licensor shall have the right to relieve Licensee of the obligation to pay the royalty based on the actual use or make an adjustment to the amount set forth in Attachment 2.

3.       Goodwill

Licensee acknowledges the value of the goodwill associated with the aforementioned License, acknowledges that aforementioned License and the rights relating thereto and the goodwill associated with the aforementioned License only belong to Licensor. The aforementioned License shall have an appurtenant meaning in public impression.

4.       Confidentiality

4.1 Licensee shall maintain the confidentiality of any materials and information (hereinafter referred to as "Confidential Information") of Licensor that Licensee learns or has access to due to its acceptance of the aforementioned Trademark License; upon the termination of this Agreement, Licensee shall return any document, material or software that contains such Confidential Information to Licensor at Licensor's request, or shall destroy same, shall delete any Confidential Information from the relevant memory devices and shall not continue to use such Confidential Information. Without the written consent of Licensor, Licensee shall not disclose, give or transfer such Confidential Information to any third party.

4.2 The parties agree that Section 4.1 shall survive changes to, rescission or termination of this Agreement.

5.       Representations and Warranties

5.1      Licensor represents and warrants as follows:

5.1.1 Licensor is a wholly foreign owned enterprise legally registered and validly existing in accordance with Chinese laws.

5.1.2 Licensor shall execute and perform this Agreement within the scope of its corporate authority and business; has taken necessary corporate actions to give appropriate authorization and to obtain the approval and permission from third parties and government authorities, and shall not violate restrictions by laws and contracts binding or having an effect thereon.

5.1.3 This Agreement shall constitute Licensor's legitimate, valid and binding obligations as soon as it is legally executed, and shall be enforceable against it.

5.1.4 Licensor has exclusive ownership of the Registered Trademark under this Agreement.

5.2      Licensee represents and warrants as follows:

5.2.1 Licensee is a company legally registered and validly existing in accordance with Chinese laws and may engage in agency business in the sales of air transportation upon approval by China Aviation Northern China Management Bureau;

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                                                                   EXHIBIT 10.11
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5.2.2    Licensee shall execute and perform this Agreement within the scope of its corporate authority and business; has taken necessary corporate actions to give appropriate authorization and to obtain the approval and permission from third parties and government authorities, and shall not violate restrictions by laws and contracts binding or having an effect thereon.

5.2.3 This Agreement shall constitute Licensee's legitimate, valid and binding obligations as soon as it is legally executed, and shall be enforceable against it.

6.       Ownership and Protections of Licensor's Rights

6.1 Licensee agrees that during the term of this Agreement and thereafter, it shall not challenge the ownership and other rights Licensor retains with respect to the aforementioned Trademark, shall not challenge the validity of this Agreement, and shall not engage in any actions or omission deemed harmful by Licensor to such rights and Trademark.

6.2 Licensee agrees to provide necessary assistance to Licensor to protect the rights owned by Licensor with respect to the aforementioned Trademark. As soon as any third party files a claim against the Trademark, Licensor may at its discretion, respond to the claim lawsuit in its own name, Licensee's name or the name of both parties. Upon the occurrence of any infringement by any third party with respect to the aforementioned Trademark, Licensee shall to the extent of its knowledge immediately inform Licensor in writing of the infringement with respect to the aforementioned Trademark; only Licensor shall have the right to decide whether to take action against such infringement.

6.3 Licensee agrees to use the aforementioned Trademark only in accordance with this Agreement, and shall not use the aforementioned Trademark in any manner deemed fraudulent or misleading by Licensor or any other manner harmful to the aforementioned Trademark or Licensor's reputation.

7.       Best Efforts

Licensee shall use its best efforts to improve the quality of its business, so as to be able to protect and enhance the reputation represented by the aforementioned Trademark.

8.       Publicity

In any event, in the event that Licensee needs to use publicity materials regarding the Trademark, the cost of preparing such publicity materials shall be borne by Licensee. Licensor shall have the exclusive right to all copyrights and other intellectual property rights relating to the publicity materials of the Trademark under this Agreement, regardless of whether such publicity materials have been prepared or used by Licensee. Licensee agrees that without the prior written consent of Licensor, there shall be no publicity or advertising about the Trademark under this Agreement on radio and television, in newspapers and magazines or on the Internet or other media.

9.       Effectiveness and Term

9.1 This Agreement shall be executed as of the date first above written and shall take effect as of the even date therewith. Unless terminated early in accordance with this Agreement, this Agreement shall be valid for a term of ten years. After the

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                                                                   EXHIBIT 10.11
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         execution of this Agreement, Licensor and Licensee shall review the contents of this Agreement every three months, to determine whether to make corresponding amendments or supplements to this Agreement based on the circumstances then.

9.2 This Agreement may be renewed for one year upon written confirmation by Licensor prior to the expiration of the term thereof, provided that Licensee shall not have the right to confirm whether this Agreement shall be renewed.

10.      Filing
Within three months of the execution of this Agreement, Licensor shall submit a copy of this Agreement to the competent trademark management authorities of China for filing.

11.      Termination

11.1     Termination on the date of expiration
Unless renewed in accordance with this Agreement, this Agreement shall be terminated upon the date of expiration.

11.2     Early Termination

Upon the occurrence of any material breach by either party, including but not limited to violations of the obligations under Section 6.1, Section 6.2 and
Section 6.3 of this Agreement and in the event that within 30 days after receipt of notice from the non-breaching party regarding the occurrence and existence of the breach, the breaching fail to cure its breach, this Agreement may be immediately terminated upon written notice to the other party, provided that the termination of this Agreement shall not compromise the rights or remedies that the terminating party is entitled to at law or for any other reasons.

During the term of this Agreement, Licensor may terminate this Agreement at any time upon written notice to Licensee, and such a notice of termination shall take effect 30 days after the issuance thereof.

11.3     Provisions After Termination

Articles 3, 5, 6 and 16 shall survive the termination of this Agreement.

12.      Force Majeure

12.1 "Force majeure" shall refer to any event beyond the reasonable control of either party and that still cannot be avoided even if the party affected has exercised reasonable care, including but not limited government actions, acts of God, fire, explosions, storms, flood, earthquakes, tides, lightning or war. But a lack of credit, funds or financing shall not be deemed a circumstances beyond the reasonable control of either party. The party affected by a "force majeure event" shall notify the other party of such relief from liability as soon as possible.

12.2 In the event that the performance of this Agreement is delayed or impeded by the aforementioned "force majeure," the party affected by such force majeure shall not be liable in any way under this Agreement to the extent of such delay or impedance. The party affected shall take appropriate measures to mitigate or eliminate the impact of such "force majeure" and shall attempt to resume the performance of obligations delayed or impeded by such "force majeure." As soon

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                                                                   EXHIBIT 10.11
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         as the force majeure event is eliminated, the parties agree to use their best efforts to resume the performance of this Agreement.

13.      Notices

Notices or other communications sent by either party as required by this Agreement shall be written in Chinese, and a notice shall be deemed served when it is delivered to the address of either party or the addresses of both parties below by personal delivery, registered mail, mail with prepaid postage or recognized express mail or facsimile.

To Licensor:      Ctrip Computer Technology (Shanghai) Co., Ltd.
                  Address: 3rd fl., Building 63, Hong Cao Road, Shanghai
                  Facsimile: (021) 542651600
                  Phone: (021) 34064880

To Licensee:      An affiliated Chinese entity of Licensor
                  Address: Room ___, ____ Building, ______ Street, Beijing
                  Facsimile:
                  Phone:

14.      Reassignment and Sublicense

The rights and obligations granted to Licensee by this Agreement and by Licensor under this Agreement shall not be assigned, leased, pledged and sublicensed by Licensee to any third party without the written consent of Licensor, nor shall Licensee transfer to any third party in any other manner any portion of the economic benefits from the License or the rights under this Agreement.

15.      Resolution of Disputes

In the event of any dispute with respect to the construction and performance of the provisions of this Agreement, the parties shall hold consultations in good faith to resolve same. Upon failure by the parties to reach an agreement on the resolution of such a dispute within 30 days after any party submits a request to resolve same through consultations, any party may submit the relevant dispute to the China International Economics and Foreign Trade Arbitration Commission Shanghai Chapter for resolution by arbitration, in accordance with its arbitration rules effective then. The arbitration shall be performed in Shanghai, and the language used during arbitration shall be Chinese. The arbitration ruling shall be final and binding on both parties.

16.      Applicable Laws

The effectiveness, construction and enforcement of this Agreement shall be governed by Chinese laws.

17.      Amendments and Supplements

The parties shall make amendments and supplements to this Agreement in writing. The amendment agreements and supplementary agreements that have been signed by the parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

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18.      Severability

In the event that any provisions of this Agreement are invalid or unenforceable due to inconsistency with law, then such provisions shall only be invalid or unenforceable to the extent of the jurisdiction of such law, and shall not affect the legal validity of the remaining provisions of this Agreement.

19.      Attachments

Any attachment to this Agreement shall be an integral part thereof, and shall have the same legal validity as this Agreement.



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                                                                   EXHIBIT 10.11
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IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Agreement as of the date first above written.



Licensor: Ctrip Computer Technology (Shanghai) Co., Ltd.
Authorized representative:

Licensee:
Authorized representative:





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                                                                   EXHIBIT 10.11
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                                  Attachment 1




                       Trademark Registration Certificate




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                                                                   EXHIBIT 10.11
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                                  Attachment 2

               Calculation Method and Method of Payment of Royalty

The royalty rate for the Trademark shall be RMB3,000 per year, and Licensee shall pay the trademark licensing fee for the current year to Licensor's designated account by April 1 each year. Licensor shall have the right to decide at its discretion whether to exempt Licensee's Trademark royalty.